Exhibit 10.1
FIFTH AMENDMENT TO CREDIT AGREEMENT
THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of February 26, 2024 (the “Fifth Amendment Effective Date”), is by and among YETI HOLDINGS, INC., a Delaware corporation (the “Borrower”), the Subsidiary Loan Parties party hereto, the Lenders party hereto, and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Existing Credit Agreement (as defined below).
W I T N E S S E T H
WHEREAS, the Borrower, the Lenders from time to time party thereto, the Issuing Banks from time to time party thereto and the Administrative Agent are parties to that certain Credit Agreement, dated as of May 19, 2016 (as amended, restated, amended and restated, modified, extended, replaced or supplemented from time to time prior to the Fifth Amendment Effective Date, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”);
WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Existing Credit Agreement; and
WHEREAS, the Lenders party hereto are willing to make such amendments to the Existing Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
Article I

AMENDMENTS TO EXISTING CREDIT AGREEMENT
I.1Amendments to Existing Credit Agreement.
(a)The definition of “U.S. Government Securities Business Day” set forth in Section 1.01 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:
“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
(b)    Section 6.06 of the Existing Credit Agreement is amended to (i) replace the “and” at the end of clause (a) thereof with “,”, and (ii) add the following text immediately following the end of clause (b) thereof to read as follows:
, and (c) Hedging Agreements entered into by the Borrower for the purpose of consummating repurchases of the Borrower’s Equity Interests that are permitted pursuant to Section 6.07 (including in connection with any accelerated share purchase program)

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Article II

CONDITION TO EFFECTIVENESS
II.1Condition to Effectiveness. This Amendment shall become effective on the Fifth Amendment Effective Date upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Subsidiary Loan Parties, the Required Lenders, and the Administrative Agent.
Article III

MISCELLANEOUS
III.1Representations and Warranties of Loan Parties. Each Loan Party represents and warrants as follows:
(a)It has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment.
(b)This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.
(d)After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.
(e)The Obligations are not reduced or modified except as expressly set forth herein by this Amendment and are not subject to any offsets, defenses or counterclaims as of the date hereof.
III.2Reaffirmation of Obligations. Each Loan Party hereby ratifies each Loan Document to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of each Loan Document applicable to it to which it is a party (including the terms of the Amended Credit Agreement) and (b) that it is responsible for the observance and full performance of its respective Obligations. Each Loan Party (i) agrees that the Security Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (ii) confirms its grant of security interests pursuant to the Security Documents to which it is a party as Collateral for the Obligations, and (iii) acknowledges that all Liens granted pursuant to the Security Documents remain and continue in full force and effect in respect of, and to secure, the Obligations.
III.3Loan Document. This Amendment shall constitute a Loan Document under the terms of the Amended Credit Agreement. Except as expressly modified and amended in this Amendment, all of
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the terms, provisions and conditions of the Loan Documents shall remain unchanged and in full force and effect. The Loan Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Existing Credit Agreement are hereby amended so that any reference to the Existing Credit Agreement shall mean a reference to the Amended Credit Agreement.
III.4Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.
III.5Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
III.6Counterparts; Electronic Execution. Subject to Section 9.20 of the Existing Credit Agreement, this Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. The authorization under this Section 3.6 may include use or acceptance by the Administrative Agent and each Lender of a manually signed paper copy of this Amendment which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed copy of this Amendment converted into another format, for transmission, delivery and/or retention.
III.7GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
III.8Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
III.9Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.09 and 9.10 of the Existing Credit Agreement are hereby incorporated by reference, mutatis mutandis.
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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.
BORROWER:    YETI HOLDINGS, INC.
By: /s/ Mike McMullen
Name:    Mike McMullen
Title:    Senior Vice President, Chief Financial Officer and Treasurer
SUBSIDIARY LOAN PARTIES:    YETI COOLERS, LLC
By: /s/ Mike McMullen
Name:    Mike McMullen
Title:    Senior Vice President, Chief Financial Officer and Treasurer
YETI CUSTOM DRINKWARE LLC
By: /s/ Bryan C. Barksdale
Name:    Bryan C. Barksdale
Title:    Senior Vice President, General Counsel and Secretary

YETI HOLDINGS, INC.
FIFTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A.,
as Administrative Agent
By: /s/ Bridgett J. Manduk Mowry
Name: Bridgett J. Manduk Mowry
Title: Vice President

YETI HOLDINGS, INC.
FIFTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:    BANK OF AMERICA, N.A.,
as a Lender and an Issuing Bank
By: /s/ John Dorost
Name: John Dorost
Title: Director

YETI HOLDINGS, INC.
FIFTH AMENDMENT TO CREDIT AGREEMENT

CITIZENS BANK, N.A.,
as a Lender
By: /s/ Kenneth D. Stover
Name: Kenneth D. Stover
Title: Vice President

YETI HOLDINGS, INC.
FIFTH AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Robert Corder
Name: Robert Corder
Title: Senior Vice President

YETI HOLDINGS, INC.
FIFTH AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Michael Cuccia
Name: Michael Cuccia
Title: Senior Vice President

YETI HOLDINGS, INC.
FIFTH AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A.,
as a Lender
By: /s/ Christine Keating
Name: Christine Keating
Title: Director

YETI HOLDINGS, INC.
FIFTH AMENDMENT TO CREDIT AGREEMENT

GOLDMAN SACHS BANK USA,
as a Lender
By: /s/ Priyankush Goswami
Name: Priyankush Goswami
Title: Authorized Signatory

YETI HOLDINGS, INC.
FIFTH AMENDMENT TO CREDIT AGREEMENT

HANCOCK WHITNEY BANK,
as a Lender
By: /s/ William Jochetz
Name: William Jochetz
Title: Senior Vice President

YETI HOLDINGS, INC.
FIFTH AMENDMENT TO CREDIT AGREEMENT

CAMDEN NATIONAL BANK,
as a Lender
By: /s/ Nathan Williams
Name: Nathan Williams
Title: Vice President
YETI HOLDINGS, INC.
FIFTH AMENDMENT TO CREDIT AGREEMENT